VOYA EQUITY TRUST

Voya Global Multi-Asset Fund

VOYA SEPARATE PORTFOLIOS TRUST

Voya Target In-Retirement Fund

Voya Target Retirement 2025 Fund

Voya Target Retirement 2030 Fund

Voya Target Retirement 2035 Fund

Voya Target Retirement 2040 Fund

Voya Target Retirement 2045 Fund

Voya Target Retirement 2050 Fund

Voya Target Retirement 2055 Fund

Voya Target Retirement 2060 Fund

Voya Target Retirement 2065 Fund

(collectively, the "Target Retirement Funds")

Supplement dated February 28, 2024

to Voya Global Multi-Asset Fund's Class A, Class C, Class I, Class R6, and Class W Shares'

Prospectus, dated September 30, 2023, as supplemented; and

the Target Retirement Funds' Class A, Class I, Class R, and Class R6 Shares' Prospectus, dated

September 30, 2023, as supplemented

(each, a "Prospectus")

Effective immediately, Voya Global Multi-Asset Fund's Prospectus is revised as follows:

1.The sub-section of the Prospectus entitled "Key Information About the Underlying Funds – Affiliated Underlying Funds" is amended to add the following:

Underlying Fund: Voya Short Duration High Income Fund

Investment Adviser: Voya Investments, LLC

Sub-Adviser(s): Voya Investment Management Co. LLC

The fund seeks a high level of current income with lower volatility than the broader high yield market. The fund principally invests in high-yield securities and bank loans, seeking to generate investment income while protecting from adverse market conditions and prioritizing capital preservation.

2.The sub-section of the Prospectus entitled "Key Information About the Underlying Funds – Unaffiliated Underlying Funds" is amended to add the following:

Underlying Fund: Fidelity® 500 Index Fund

Investment Adviser: Fidelity Management & Research Company LLC

Sub-Adviser(s): Geode Capital Management, LLC

The fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States. The fund normally invests at least 80% of assets in common stocks included in the S&P 500® Index, which broadly represents the performance of common stocks publicly traded in the United States. The fund lends securities to earn income for the fund.

Underlying Fund: Vanguard Long-Term Treasury ETF

Investment Adviser: The Vanguard Group, Inc.

Sub-Adviser(s): N/A

The fund seeks to track the performance of a market-weighted Treasury index with a long-term dollar-weighted average maturity. The fund employs an indexing investment approach designed to track the performance of the Bloomberg U.S. Long Treasury Index, which includes fixed income securities issued by the U.S. Treasury (not including inflation-protected bonds, floating rate securities and certain other security types), with maturities greater than 10 years.

Effective immediately, the Target Retirement Funds' Prospectus is revised as follows:

1.The sub-section of the Prospectus entitled "More Information About the Funds – Additional Information About the Principal Risks" is amended to include the following:

Focused Investing: To the extent that the Fund invests a substantial portion of its assets in securities of a particular industry, sector, market segment, or geographic area, the Fund may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry, sector, market segment, or geographic area in which the Fund focuses its investments, and if securities of such industry, sector, market segment, or geographic area fall out of favor, the Fund could underperform, or be more volatile than, a fund that has greater diversification.

•Health Care Sector: Investments in companies involved in the health care sector are strongly affected by worldwide scientific or technological developments. Products sold by companies in the health care sector may rapidly become obsolete and are also often dependent on access to resources and the company's ability to receive patents from regulatory agencies. Many health care companies also are subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in health care companies include the risk that the economic prospects, and the share prices, of such companies can fluctuate dramatically.

•Technology Sector: Investments in companies involved in the technology sector are subject to significant competitive pressures, such as aggressive pricing of products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands, and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. These companies also face the risks that new services, equipment, or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many companies involved in the technology sector have limited operating histories, and prices of these companies' securities historically have been more volatile than those of many other companies' securities, especially over the short term.

2.The sub-section of the Prospectus entitled "Key Information About the Underlying Funds – Affiliated Underlying Funds" is amended to add the following:

Underlying Fund: Voya Short Duration High Income Fund

Investment Adviser: Voya Investments, LLC

Sub-Adviser(s): Voya Investment Management Co. LLC

The fund seeks a high level of current income with lower volatility than the broader high yield market. The fund principally invests in high-yield securities and bank loans, seeking to generate investment income while protecting from adverse market conditions and prioritizing capital preservation.

3.The sub-section of the Prospectus entitled "Key Information About the Underlying Funds – Unaffiliated Underlying Funds" is amended to add the following:

Underlying Fund: Fidelity® 500 Index Fund

Investment Adviser: Fidelity Management & Research Company LLC

Sub-Adviser(s): Geode Capital Management, LLC

The fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States. The fund normally invests at least 80% of assets in common stocks included in the S&P 500® Index, which broadly represents the performance of common stocks publicly traded in the United States. The fund lends securities to earn income for the fund.

Underlying Fund: T. Rowe Price Capital Appreciation Equity ETF

Investment Adviser: T. Rowe Price Associates, Inc.

Sub-Adviser(s): T. Rowe Price Investment Management, Inc.

The fund seeks to provide long-term capital growth. The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities. The fund is "nondiversified," meaning it may invest a greater portion of its assets in a single issuer and own more of the issuer's voting securities than is permissible for a "diversified" fund.

Underlying Fund: Vanguard Short-Term Corporate Bond ETF

Investment Adviser: The Vanguard Group, Inc.

Sub-Adviser(s): N/A

The fund seeks to track the performance of a market-weighted corporate bond index with a short-term dollar-weighted average maturity. The fund employs an indexing investment approach designed to track the performance of the Bloomberg U.S. 1-5 Year Corporate Bond Index.

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